Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alyst Acquisition Corp. (the “Company”) on Form 10-Q for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 12, 2009		s/s William Weksel
	Name:	Dr. William Weksel
	Title:	Chief Executive Officer
(Principal Executive Officer)

Date: February 12, 2009		s/s Michael E. Weksel
	Name:	Michael E. Weksel
	Title:	Chief Operating Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)